DFA INVESTMENT DIMENSIONS GROUP INC.
Tax-Managed U.S. Marketwide Value Portfolio

SUPPLEMENT TO THE SUMMARY AND STATUTORY PROSPECTUSES DATED FEBRUARY 28, 2021

This Supplement describes certain developments relating to your investment in the Tax-Managed U.S. Marketwide Value Portfolio.   These developments will not affect the value of your investment in the Portfolio.
The Board of Directors of DFA Investment Dimensions Group Inc., on behalf of the Tax-Managed U.S. Marketwide Value Portfolio (the "Target Portfolio"), approved an Agreement and Plan of Reorganization (the "Plan of Reorganization"), under which the Target Portfolio will be reorganized with and into the Tax-Managed U.S. Marketwide Value Portfolio II (the "Acquiring Portfolio"), a portfolio of Dimensional Investment Group Inc. (the "Reorganization").
The Target Portfolio and the Acquiring Portfolio have investment objectives and fundamental investment restrictions that are materially the same, and each Portfolio invests substantially all of its assets in The Tax-Managed U.S. Marketwide Value Series, a series of The DFA Investment Trust Company.
Upon the completion of the Reorganization, you will be a shareholder in the Acquiring Portfolio, which has total expenses that are lower than the total expenses of the Target Portfolio.
Under the Plan of Reorganization, the Target Portfolio will transfer substantially all of its assets to the Acquiring Portfolio, in exchange solely for shares of the Acquiring Portfolio, which shares will be distributed to the shareholders of the Target Portfolio according to the aggregate net asset value of their shares held in the Target Portfolio immediately prior to the Reorganization.  As soon as practicable thereafter, the Target Portfolio will be liquidated and dissolved.
Shareholder approval of the Reorganization is not required and will not be solicited.  Prior to the Reorganization, an Information Statement/Prospectus, which provides additional details about the Reorganization, will be filed with the U.S. Securities and Exchange Commission and mailed to shareholders of the Target Portfolio.  It is currently expected that the Reorganization will be completed in the fourth quarter of 2021.

The date of this Supplement is June 29, 2021

SUPP062921-002/DTMMX